Exhibit 99.1

Morgan Stanley                                                  January 12, 2005
Securitized Products Group    [MORGAN STANLEY LOGO]
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                             Computational Materials

                                  $598,604,000
                                  Approximately

                        Morgan Stanley Home Equity Loans
                                  Series 2005-1

                       Mortgage Pass-Through Certificates


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 1

Morgan Stanley                                                  January 12, 2005
Securitized Products Group    [MORGAN STANLEY LOGO]
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 2

Morgan Stanley                                                  January 12, 2005
Securitized Products Group    [MORGAN STANLEY LOGO]
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                           Approximately $598,604,000
                 Morgan Stanley Home Equity Loans, Series 2005-1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights

                                                                               Modified
                                                                Avg Life       Duration
Offered                                  Expected Ratings       to Call /     To Call /
Classes   Description   Balance(4)    (S&P / Moody's / DBRS)    Mty(1)(2)    Mty(1)(2)(3)
-------   -----------   -----------   ----------------------   -----------   ------------
 A-1ss    Not Offered   293,823,000        AAA/Aaa/AAA         2.43 / 2.68
 A-1mz      Floater      73,456,000        AAA/Aaa/AAA         2.43 / 2.68   2.30 / 2.48
 A-2a       Floater     161,866,000        AAA/Aaa/AAA         0.67 / 0.67   0.66 / 0.66
 A-2b       Floater     180,000,000        AAA/Aaa/AAA         2.97 / 2.97   2.83 / 2.83
 A-2c       Floater      35,000,000        AAA/Aaa/AAA         7.09 / 9.16   6.42 / 8.01
  M-1       Floater      30,569,000     AA+/Aa1/AA (high)      4.93 / 5.45   4.57 / 4.97
  M-2       Floater      27,831,000         AA/Aa2/AA          4.88 / 5.38   4.52 / 4.90
  M-3       Floater      17,794,000      AA-/Aa3/AA (low)      4.86 / 5.33   4.49 / 4.85
  M-4       Floater      15,512,000       A+/A1/A (high)       4.84 / 5.28   4.44 / 4.78
  M-5       Floater      14,600,000           A/A2/A           4.83 / 5.24   4.43 / 4.74
  M-6       Floater      13,232,000       A-/A3/A (low)        4.81 / 5.18   4.40 / 4.68
  B-1       Floater      11,862,000    BBB+/Baa1/BBB (high)    4.81 / 5.10   4.33 / 4.55
  B-2       Floater       7,756,000        BBB/Baa2/BBB        4.79 / 4.98   4.30 / 4.45
  B-3       Floater       9,126,000    BBB-/Baa3/BBB (low)     4.78 / 4.84   4.18 / 4.22


                                             Initial
Offered         Payment Window To         Subordination
Classes         Call / Mty(1)(2)              Level         Benchmark
-------   -----------------------------   -------------    -----------
 A-1ss    ***Not Offered***                        18.45%   1 Mo. LIBOR
 A-1mz    02/05 - 03/12 / 02/05 - 01/21           18.45%   1 Mo. LIBOR
 A-2a     02/05 - 06/06 / 02/05 - 06/06           18.45%   1 Mo. LIBOR
 A-2b     06/06 - 07/11 / 06/06 - 07/11           18.45%   1 Mo. LIBOR
 A-2c     07/11 - 03/12 / 07/11 - 03/20           18.45%   1 Mo. LIBOR
  M-1     07/08 - 03/12 / 07/08 - 04/18           15.10%   1 Mo. LIBOR
  M-2     05/08 - 03/12 / 05/08 - 09/17           12.05%   1 Mo. LIBOR
  M-3     04/08 - 03/12 / 04/08 - 01/17           10.10%   1 Mo. LIBOR
  M-4     04/08 - 03/12 / 04/08 - 06/16            8.40%   1 Mo. LIBOR
  M-5     03/08 - 03/12 / 03/08 - 12/15            6.80%   1 Mo. LIBOR
  M-6     03/08 - 03/12 / 03/08 - 04/15            5.35%   1 Mo. LIBOR
  B-1     03/08 - 03/12 / 03/08 - 07/14            4.05%   1 Mo. LIBOR
  B-2     02/08 - 03/12 / 02/08 - 09/13            3.20%   1 Mo. LIBOR
  B-3     02/08 - 03/12 / 02/08 - 12/12            2.20%   1 Mo. LIBOR

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assumes pricing at par.

            (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:                       Morgan Stanley Home Equity Loans 2005-1.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originators:                  First NLC Financial Services, LLC, Meritage
                              Mortgage Corporation, MILA, Inc. and Wilmington
                              Finance Inc.

Servicers:                    Chase Manhattan Mortgage Corporation (29.1%) and
                              HomEq Servicing Corp. (70.9%).

Trustee:                      Deutsche Bank National Trust Company.

Managers:                     Morgan Stanley (lead manager), Blaylock &
                              Partners, L.P. and Utendahl Capital Partners, L.P.

Rating Agencies:              Standard & Poor's, Moody's Investors Service and
                              Dominion Bond Rating Service.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 3
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Offered Certificates:         The Class A-1mz, A-2a, A-2b, A-2c, M-1, M-2, M-3,
                              M-4, M-5, M-6, B-1, B-2 and B-3 Certificates.

Class A Certificates:         The Class A-1ss, A-1mz, A-2a, A-2b and A-2c
                              Certificates.

Group I Class A
Certificates:                 The Class A-1ss and Class A-1mz Certificates.

Group II Class A
Certificates:                 The Class A-2a, Class A-2b and Class A-2c
                              Certificates.

Class A Certificate
Group: The Group I Class A Certificates and Group II Class A Certificates, as applicable.

Expected Closing Date:        January 28, 2005 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                 January 1, 2005

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              February 25, 2005.

Final Scheduled
Distribution Date:            For all Offered Certificates, the Distribution
                              Date occurring in January 2035.

Minimum Denomination:         The Offered Certificates will be issued and
                              available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:                   For any Distribution Date, the calendar month
                              preceding the month in which that Distribution
                              Date occurs.

Interest Accrual Period:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage Loans:       Approximately $450.4 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Group II Mortgage Loans:      Approximately $462.1 million of Mortgage Loans
                              that predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Pricing Prepayment
Speed:                        o Fixed Rate Mortgage Loans: CPR starting at
                                approximately 4% CPR in month 1 and increasing to 23% CPR in month 16 (19%/15 increase for each month), and remaining at 23% CPR thereafter

                              o ARM Mortgage Loans: 28% CPR

Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage
                                 Loans,

                              2) 2.20% overcollateralization (funded upfront).
                                 On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.40% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more
                                 subordinate classes of certificates (if
                                 applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 4
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Step-down Date:               The later to occur of:

                              (x) The earlier of:

                                  (a) The Distribution Date occurring in
                                      February 2008; and

                                  (b) The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 36.90%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger
Event: A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger
Event: A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 37-48            [3.00] for the first
                                                      month, plus an additional
                                                      1/12th of [1.50] for each
                                                      month thereafter (e.g.,
                                                      [3.750] in Month 43)

                              Months 49-60            [4.50] for the first
                                                      month, plus an additional
                                                      1/12th of [1.25] for each
                                                      month thereafter (e.g.,
                                                      [5.125] in Month 55)

                              Months 61-72            [5.75] for the first
                                                      month, plus an additional
                                                      1/12th of [0.75] for each
                                                      month thereafter (e.g.,
                                                      [6.125] in Month 67)

                              Months 73-thereafter    [6.50]

Sequential Trigger
Event: A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds [3.00%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Initial Subordination
Percentage:                   Class A:     18.45%
                              Class M-1:   15.10%
                              Class M-2:   12.05%
                              Class M-3:   10.10%
                              Class M-4:    8.40%
                              Class M-5:    6.80%
                              Class M-6:    5.35%
                              Class B-1:    4.05%
                              Class B-2:    3.20%
                              Class B-3:    2.20%

Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date.

Step-up Coupons:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 5

Group I Class A
Certificates
Pass-Through Rate:            The Class A-1ss and A-1mz Certificates will accrue
                              interest at a variable rate equal to the least of
                              (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) the Loan Group
                              I Cap and (iii) the WAC Cap.

Group II Class A
Certificates
Pass-Through Rate:            The Class A-2a, A-2b and A-2c Certificates will
                              accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                              Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through
Rate: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through
Rate: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through
Rate: The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through
Rate: The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through
Rate: The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through
Rate: The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through
Rate: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through
Rate: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through
Rate: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:             For any distribution date, the weighted average of
                              the mortgage rates for each group I mortgage loan
                              (in each case, less the applicable Expense Fee
                              Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.

Loan Group II Cap:            For any distribution date, the weighted average of
                              the mortgage rates for each group II mortgage loan
                              (in each case, less the applicable Expense Fee
                              Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group I Class A Basis
Risk Carry Forward
Amount: As to any Distribution Date, the supplemental interest amount for the Group I Class A Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC
                                       Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii) Any Group I Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Group II Class A Basis
Risk Carry Forward
Amount: As to any Distribution Date, the supplemental interest amount for each of the Group II Class A Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group II Class A Certificates Pass-Through Rates (without regard to the Loan Group II Cap or WAC
                                       Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Group II Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Group II Class A Certificates Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,
M-4, M-5, M-6, B-1, B-2
and B-3 Basis Risk Carry
Forward Amounts:              As to any Distribution Date, the supplemental
                              interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions
on Offered Certificates:      On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group I Class A Certificates and second, pro rata to the Group II Class A Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates;

                              (iii)    To the Class M-1 Certificates, its
                                       Accrued Certificate Interest;

                              (iv)     To the Class M-2 Certificates, its
                                       Accrued Certificate Interest;

                              (v)      To the Class M-3 Certificates, its
                                       Accrued Certificate Interest;

                              (vi)     To the Class M-4 Certificates, its
                                       Accrued Certificate Interest;

                              (vii)    To the Class M-5 Certificates, its
                                       Accrued Certificate Interest;

                              (viii)   To the Class M-6 Certificates, its
                                       Accrued Certificate Interest;

                              (ix)     To the Class B-1 Certificates, its
                                       Accrued Certificate Interest;

                              (x)      To the Class B-2 Certificates, its
                                       Accrued Certificate Interest; and

                              (xi)     To the Class B-3 Certificates, its
                                       Accrued Certificate Interest.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal Distributions
on Offered Certificates:      On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal
Allocation:                   Except as described below, the Group II Class A
                              Certificates will receive principal sequentially;
                              the Class A-2b Certificates will not receive principal distributions until the Certificate
                              Principal Balance of the Class A-2a Certificates has been reduced to zero, and the Class A-2c
                              Certificates will not receive principal
                              distributions until the Certificate Principal
                              Balance of the Class A-2b Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                              Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group I Mortgage Loans will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2a Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2c Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2a, Class A-2b and Class A-2c Certificates.

Group I Class A Interest
Rate Cap:                     Beginning on the first Distribution Date, and for
                              a period of 31 months thereafter, an Interest Rate
                              Cap will be entered into by the Trust for the benefit of the Group I Class A Certificates.

                              For its duration, the Group I Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Interest Rate Cap Notional Balance ("the Group I Class A Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A Interest
Rate Cap Payment
Allocation:                   The Group I Class A Interest Rate Cap Payment
                              shall be available to pay any Basis Risk Carry
                              Forward Amount due to the Group I Class A
                              Certificates on a pro rata basis.

Group II Class A
Interest Rate Cap:            Beginning on the first Distribution Date, and for
                              a period of 31 months thereafter, an Interest Rate
                              Cap will be entered into by the Trust for the benefit of the Group II Class A Certificates.

                              For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group II Class A
Interest Rate Cap
Payment Allocation:           The Group II Class A Interest Rate Cap Payment
                              shall be available to pay any Basis Risk Carry
                              Forward Amount due to the Group II Class A
                              Certificates on a pro rata basis.

Class M Interest Rate
Cap: Beginning on the first Distribution Date, and for a period of 31 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M Certificates.

                              For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate
Cap Payment Allocation:       The Class M Interest Rate Cap Payment shall be
                              available to pay any Basis Risk Carry Forward
                              Amount due to the Class M-1, Class M-2, Class M-3,
                              Class M-4, Class M-5 and Class M-6 Certificates on a pro rata basis.

Class B Interest Rate
Cap: Beginning on the first Distribution Date, and for a period of 31 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B Certificates.

                              For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate
Cap Payment Allocation:       The Class B Interest Rate Cap Payment shall be
                              available to pay any Basis Risk Carry Forward
                              Amount due to the Class B-1, Class B-2 and Class
                              B-3 Certificates on a pro rata basis.

Allocation of Net
Monthly Excess Cashflow:      For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)     to the Class M-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)     to the Class M-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)     to the Class M-3 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                              (viii)   to the Class M-4 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                              (x)      to the Class M-5 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (xi) to the Class M-6 Certificates, the unpaid interest shortfall amount;

                              (xii)    to the Class M-6 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (xiii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (xiv)    to the Class B-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (xv) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (xvi)    to the Class B-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (xvii) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xviii)  to the Class B-3 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                              (xix) concurrently, any Group I Class A Basis Risk Carry Forward Amount to the Group I Class A Certificates, and any Group II Class A Basis Risk Carry Forward Amount to the Group II Class A Certificates; and

                              (xx) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                       Certificates, in such order, any Basis
                                       Risk Carry Forward Amount for such
                                       classes.

Interest Remittance
Amount: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate
Interest:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal Distribution
Amount: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal
Distribution Amount:          On any Distribution Date, the excess of (i) the
                              aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess
Cashflow:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal
Distribution Amount:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated
Amount: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

Class A Principal
Allocation Percentage:        For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Group I Class A
                              Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              63.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $4,562,510.

Class M-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Class M-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Class M-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M-4 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Class M-5 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Class M-6 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Class B-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (ix) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,562,510.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that none of the Offered
                              Certificates will be SMMEA eligible.

Prospectus:                   The Class A-1mz, Class A-2a, Class A-2b, Class
                              A-2c, Class M-1, Class M-2, Class M-3, Class M-4,
                              Class M-5, Class M-6, Class B-1, Class B-2 and
                              Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To CALL

        PPC (%)                           50           60           75          100          125          150          175
-----   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
A-1mz   WAL (yrs)                       5.00         4.20         3.35         2.43         1.80         1.31         1.04
        First Payment Date         2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2007
        Window                       1 - 173      1 - 146      1 - 117       1 - 86       1 - 67       1 - 54       1 - 32

A-2a    WAL (yrs)                       1.35         1.13         0.90         0.67         0.53         0.43         0.36
        First Payment Date         2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   11/25/2007    6/25/2007   12/25/2006    6/25/2006    2/25/2006   12/25/2005   10/25/2005
        Window                        1 - 34       1 - 29       1 - 23       1 - 17       1 - 13       1 - 11        1 - 9

A-2b    WAL (yrs)                       6.28         5.24         4.16         2.97         2.09         1.61         1.32
        First Payment Date        11/25/2007    6/25/2007   12/25/2006    6/25/2006    2/25/2006   12/25/2005   10/25/2005
        Expected Final Maturity    3/25/2018    2/25/2016   11/25/2013    7/25/2011    1/25/2010    8/25/2007    3/25/2007
        Window                      34 - 158     29 - 133     23 - 106      17 - 78      13 - 60      11 - 31       9 - 26

A-2c    WAL (yrs)                      14.28        12.05         9.65         7.09         5.51         3.29         2.38
        First Payment Date         3/25/2018    2/25/2016   11/25/2013    7/25/2011    1/25/2010    8/25/2007    3/25/2007
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2007
        Window                     158 - 173    133 - 146    106 - 117      78 - 86      60 - 67      31 - 54      26 - 32

 M-1    WAL (yrs)                       9.53         8.00         6.38         4.93         4.53         4.49         3.65
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    7/25/2008   12/25/2008    7/25/2009    9/25/2007
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      42 - 86      47 - 67      54 - 54      32 - 44

 M-2    WAL (yrs)                       9.53         8.00         6.38         4.88         4.32         4.40         3.66
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    5/25/2008    9/25/2008    3/25/2009    9/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      40 - 86      44 - 67      50 - 54      44 - 44

 M-3    WAL (yrs)                       9.53         8.00         6.38         4.86         4.21         4.10         3.65
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    4/25/2008    7/25/2008   11/25/2008    8/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      39 - 86      42 - 67      46 - 54      43 - 44

 M-4    WAL (yrs)                       9.53         8.00         6.38         4.84         4.14         3.93         3.52
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    4/25/2008    6/25/2008    9/25/2008    5/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      39 - 86      41 - 67      44 - 54      40 - 44

 M-5    WAL (yrs)                       9.53         8.00         6.38         4.83         4.09         3.81         3.36
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    5/25/2008    7/25/2008    3/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      38 - 86      40 - 67      42 - 54      38 - 44

 M-6    WAL (yrs)                       9.53         8.00         6.38         4.81         4.05         3.72         3.25
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    4/25/2008    6/25/2008    2/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      38 - 86      39 - 67      41 - 54      37 - 44

 B-1    WAL (yrs)                       9.53         8.00         6.38         4.81         4.02         3.64         3.17
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    3/25/2008    4/25/2008    1/25/2008
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      38 - 86      38 - 67      39 - 54      36 - 44

 B-2    WAL (yrs)                       9.53         8.00         6.38         4.79         3.99         3.59         3.11
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    2/25/2008    3/25/2008    4/25/2008   12/25/2007
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      37 - 86      38 - 67      39 - 54      35 - 44

 B-3    WAL (yrs)                       9.51         7.98         6.37         4.78         3.98         3.54         3.06
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    2/25/2008    2/25/2008    3/25/2008   11/25/2007
        Expected Final Maturity    6/25/2019    3/25/2017   10/25/2014    3/25/2012    8/25/2010    7/25/2009    9/25/2008
        Window                      55 - 173     46 - 146     37 - 117      37 - 86      37 - 67      38 - 54      34 - 44


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To MATURITY

        PPC (%)                           50           60           75          100          125          150          175
-----   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
A-1mz   WAL (yrs)                       5.36         4.54         3.66         2.68         2.00         1.44         1.04
        First Payment Date         2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   10/25/2031    8/25/2029   12/25/2025    1/25/2021    9/25/2017    4/25/2015    9/25/2007
        Window                       1 - 321      1 - 295      1 - 251      1 - 192      1 - 152      1 - 123       1 - 32

A-2a    WAL (yrs)                       1.35         1.13         0.90         0.67         0.53         0.43         0.36
        First Payment Date         2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   11/25/2007    6/25/2007   12/25/2006    6/25/2006    2/25/2006   12/25/2005   10/25/2005
        Window                        1 - 34       1 - 29       1 - 23       1 - 17       1 - 13       1 - 11        1 - 9

A-2b    WAL (yrs)                       6.28         5.24         4.16         2.97         2.09         1.61         1.32
        First Payment Date        11/25/2007    6/25/2007   12/25/2006    6/25/2006    2/25/2006   12/25/2005   10/25/2005
        Expected Final Maturity    3/25/2018    2/25/2016   11/25/2013    7/25/2011    1/25/2010    8/25/2007    3/25/2007
        Window                      34 - 158     29 - 133     23 - 106      17 - 78      13 - 60      11 - 31       9 - 26

A-2c    WAL (yrs)                      17.75        15.28        12.39         9.16         7.06         4.12         2.38
        First Payment Date         3/25/2018    2/25/2016   11/25/2013    7/25/2011    1/25/2010    8/25/2007    3/25/2007
        Expected Final Maturity    4/25/2031   11/25/2028    2/25/2025    3/25/2020   10/25/2016    3/25/2014    9/25/2007
        Window                     158 - 315    133 - 286    106 - 241     78 - 182     60 - 141     31 - 110      26 - 32

 M-1    WAL (yrs)                      10.36         8.78         7.06         5.45         4.94         5.53         6.10
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    7/25/2008   12/25/2008   10/25/2009    9/25/2007
        Expected Final Maturity   10/25/2028    2/25/2026    6/25/2022    4/25/2018    5/25/2015    5/25/2013    6/25/2013
        Window                      55 - 285     46 - 253     37 - 209     42 - 159     47 - 124     57 - 100     32 - 101

 M-2    WAL (yrs)                      10.33         8.75         7.03         5.38         4.71         4.74         4.48
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    5/25/2008    9/25/2008    3/25/2009   12/25/2008
        Expected Final Maturity    1/25/2028    4/25/2025    9/25/2021    9/25/2017   11/25/2014   12/25/2012    7/25/2011
        Window                      55 - 276     46 - 243     37 - 200     40 - 152     44 - 118      50 - 95      47 - 78

 M-3    WAL (yrs)                      10.29         8.72         7.00         5.33         4.58         4.39         3.98
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    4/25/2008    7/25/2008   11/25/2008    8/25/2008
        Expected Final Maturity    2/25/2027    5/25/2024   11/25/2020    1/25/2017    5/25/2014    7/25/2012    3/25/2011
        Window                      55 - 265     46 - 232     37 - 190     39 - 144     42 - 112      46 - 90      43 - 74

 M-4    WAL (yrs)                      10.25         8.68         6.96         5.28         4.49         4.20         3.74
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    4/25/2008    6/25/2008    9/25/2008    5/25/2008
        Expected Final Maturity    5/25/2026    8/25/2023    3/25/2020    6/25/2016   12/25/2013    3/25/2012   11/25/2010
        Window                      55 - 256     46 - 223     37 - 182     39 - 137     41 - 107      44 - 86      40 - 70

 M-5    WAL (yrs)                      10.20         8.62         6.93         5.24         4.41         4.06         3.57
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    5/25/2008    7/25/2008    3/25/2008
        Expected Final Maturity    7/25/2025   10/25/2022    8/25/2019   12/25/2015    7/25/2013   11/25/2011    8/25/2010
        Window                      55 - 246     46 - 213     37 - 175     38 - 131     40 - 102      42 - 82      38 - 67

 M-6    WAL (yrs)                      10.12         8.55         6.86         5.18         4.33         3.93         3.43
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    4/25/2008    6/25/2008    2/25/2008
        Expected Final Maturity    7/25/2024   10/25/2021   11/25/2018    4/25/2015    1/25/2013    6/25/2011    4/25/2010
        Window                      55 - 234     46 - 201     37 - 166     38 - 123      39 - 96      41 - 77      37 - 63

 B-1    WAL (yrs)                       9.99         8.44         6.76         5.10         4.24         3.82         3.32
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    3/25/2008    3/25/2008    4/25/2008    1/25/2008
        Expected Final Maturity    4/25/2023    9/25/2020   11/25/2017    7/25/2014    6/25/2012   12/25/2010   11/25/2009
        Window                      55 - 219     46 - 188     37 - 154     38 - 114      38 - 89      39 - 71      36 - 58

 B-2    WAL (yrs)                       9.83         8.31         6.64         4.98         4.14         3.70         3.20
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    2/25/2008    3/25/2008    4/25/2008   12/25/2007
        Expected Final Maturity   11/25/2021    7/25/2019   10/25/2016    9/25/2013   10/25/2011    6/25/2010    6/25/2009
        Window                      55 - 202     46 - 174     37 - 141     37 - 104      38 - 81      39 - 65      35 - 53

 B-3    WAL (yrs)                       9.57         8.07         6.44         4.84         4.02         3.57         3.09
        First Payment Date         8/25/2009   11/25/2008    2/25/2008    2/25/2008    2/25/2008    3/25/2008   11/25/2007
        Expected Final Maturity    8/25/2020    6/25/2018   10/25/2015   12/25/2012    3/25/2011   12/25/2009    2/25/2009
        Window                      55 - 187     46 - 161     37 - 129      37 - 95      37 - 74      38 - 59      34 - 49


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity

To CALL

        CPR (%)                           20           25           30
-----   -----------------------   ----------   ----------   ----------
A-1mz   WAL (yrs)                       3.33         2.60         2.06
        First Payment Date         2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                       1 - 118       1 - 93       1 - 76

A-2a    WAL (yrs)                       0.90         0.71         0.58
        First Payment Date         2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   12/25/2006    7/25/2006    4/25/2006
        Window                        1 - 23       1 - 18       1 - 15

A-2b    WAL (yrs)                       4.26         3.30         2.56
        First Payment Date        12/25/2006    7/25/2006    4/25/2006
        Expected Final Maturity    2/25/2014    3/25/2012   11/25/2010
        Window                      23 - 109      18 - 86      15 - 70

A-2c    WAL (yrs)                       9.77         7.69         6.28
        First Payment Date         2/25/2014    3/25/2012   11/25/2010
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                     109 - 118      86 - 93      70 - 76

 M-1    WAL (yrs)                       6.44         5.21         4.64
        First Payment Date         2/25/2008    5/25/2008    9/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      40 - 93      44 - 76

 M-2    WAL (yrs)                       6.44         5.18         4.53
        First Payment Date         2/25/2008    4/25/2008    7/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      39 - 93      42 - 76

 M-3    WAL (yrs)                       6.44         5.16         4.47
        First Payment Date         2/25/2008    4/25/2008    6/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      39 - 93      41 - 76

 M-4    WAL (yrs)                       6.44         5.16         4.44
        First Payment Date         2/25/2008    3/25/2008    5/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      38 - 93      40 - 76

 M-5    WAL (yrs)                       6.44         5.15         4.41
        First Payment Date         2/25/2008    3/25/2008    4/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      38 - 93      39 - 76

 M-6    WAL (yrs)                       6.44         5.15         4.39
        First Payment Date         2/25/2008    3/25/2008    3/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      38 - 93      38 - 76

 B-1    WAL (yrs)                       6.44         5.13         4.36
        First Payment Date         2/25/2008    2/25/2008    3/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      37 - 93      38 - 76

 B-2    WAL (yrs)                       6.44         5.13         4.36
        First Payment Date         2/25/2008    2/25/2008    3/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      37 - 93      38 - 76

 B-3    WAL (yrs)                       6.43         5.12         4.33
        First Payment Date         2/25/2008    2/25/2008    2/25/2008
        Expected Final Maturity   11/25/2014   10/25/2012    5/25/2011
        Window                      37 - 118      37 - 93      37 - 76


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity

To MATURITY

        CPR (%)                           20           25           30
-----   -----------------------   ----------   ----------   ----------
A-1mz   WAL (yrs)                       3.61         2.83         2.25
        First Payment Date         2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity    3/25/2026    4/25/2022    4/25/2019
        Window                       1 - 254      1 - 207      1 - 171

A-2a    WAL (yrs)                       0.90         0.71         0.58
        First Payment Date         2/25/2005    2/25/2005    2/25/2005
        Expected Final Maturity   12/25/2006    7/25/2006    4/25/2006
        Window                        1 - 23       1 - 18       1 - 15

A-2b    WAL (yrs)                       4.26         3.30         2.56
        First Payment Date        12/25/2006    7/25/2006    4/25/2006
        Expected Final Maturity    2/25/2014    3/25/2012   11/25/2010
        Window                      23 - 109      18 - 86      15 - 70

A-2c    WAL (yrs)                      12.84        10.21         8.34
        First Payment Date         2/25/2014    3/25/2012   11/25/2010
        Expected Final Maturity    3/25/2026    4/25/2022    4/25/2019
        Window                     109 - 254     86 - 207     70 - 171

 M-1    WAL (yrs)                       7.12         5.77         5.10
        First Payment Date         2/25/2008    5/25/2008    9/25/2008
        Expected Final Maturity    9/25/2022    4/25/2019    9/25/2016
        Window                      37 - 212     40 - 171     44 - 140

 M-2    WAL (yrs)                       7.10         5.72         4.97
        First Payment Date         2/25/2008    4/25/2008    7/25/2008
        Expected Final Maturity   12/25/2021    8/25/2018    3/25/2016
        Window                      37 - 203     39 - 163     42 - 134

 M-3    WAL (yrs)                       7.07         5.68         4.89
        First Payment Date         2/25/2008    4/25/2008    6/25/2008
        Expected Final Maturity    2/25/2021   12/25/2017    8/25/2015
        Window                      37 - 193     39 - 155     41 - 127

 M-4    WAL (yrs)                       7.03         5.64         4.83
        First Payment Date         2/25/2008    3/25/2008    5/25/2008
        Expected Final Maturity    5/25/2020    5/25/2017    2/25/2015
        Window                      37 - 184     38 - 148     40 - 121

 M-5    WAL (yrs)                       6.99         5.59         4.77
        First Payment Date         2/25/2008    3/25/2008    4/25/2008
        Expected Final Maturity    9/25/2019   10/25/2016    8/25/2014
        Window                      37 - 176     38 - 141     39 - 115

 M-6    WAL (yrs)                       6.93         5.54         4.71
        First Payment Date         2/25/2008    3/25/2008    3/25/2008
        Expected Final Maturity   12/25/2018    2/25/2016    1/25/2014
        Window                      37 - 167     38 - 133     38 - 108

 B-1    WAL (yrs)                       6.83         5.45         4.61
        First Payment Date         2/25/2008    2/25/2008    3/25/2008
        Expected Final Maturity    1/25/2018    4/25/2015    6/25/2013
        Window                      37 - 156     37 - 123     38 - 101

 B-2    WAL (yrs)                       6.70         5.34         4.53
        First Payment Date         2/25/2008    2/25/2008    3/25/2008
        Expected Final Maturity   11/25/2016    5/25/2014    9/25/2012
        Window                      37 - 142     37 - 112      38 - 92

 B-3    WAL (yrs)                       6.50         5.18         4.38
        First Payment Date         2/25/2008    2/25/2008    2/25/2008
        Expected Final Maturity   12/25/2015    8/25/2013    1/25/2012
        Window                      37 - 131     37 - 103      37 - 84


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1mz Cap (%)   A-2a Cap (%)   A-2b Cap (%)   A-2c Cap (%)
------   -------------   ------------   ------------   ------------
          Actual/360      Actual/360     Actual/360     Actual/360

     0              --             --             --             --
     1           10.72          10.70          10.70          10.70
     2           10.73          10.71          10.71          10.71
     3           10.03          10.02          10.02          10.02
     4           10.27          10.26          10.26          10.26
     5           10.06          10.04          10.04          10.04
     6           10.29          10.28          10.28          10.28
     7           10.07          10.06          10.06          10.06
     8           10.08          10.07          10.07          10.07
     9           10.34          10.32          10.32          10.32
    10           10.02          10.01          10.01          10.01
    11           10.26          10.25          10.25          10.25
    12           10.04          10.03          10.03          10.03
    13           10.05          10.04          10.04          10.04
    14           10.81          10.79          10.79          10.79
    15           10.09          10.08          10.08          10.08
    16           10.24          10.23          10.23          10.23
    17           10.02          10.01          10.01          10.01
    18           10.26             --          10.25          10.25
    19           10.05             --          10.04          10.04
    20           10.14             --          10.25          10.25
    21           10.15             --          10.18          10.18
    22           10.04             --          10.03          10.03
    23           10.36             --          10.35          10.35
    24           10.08             --          10.07          10.07
    25           10.10             --          10.09          10.09
    26           11.12             --          11.15          11.15
    27           10.00             --          10.02          10.02
    28           10.43             --          10.44          10.44
    29           10.14             --          10.15          10.15
    30           10.49             --          10.50          10.50
    31           10.20             --          10.21          10.21
    32           10.27             --          10.32          10.32
    33           11.29             --          11.35          11.35
    34           11.07             --          11.13          11.13
    35           11.49             --          11.56          11.56
    36           11.17             --          11.23          11.23
    37           43.20             --          43.26          43.26
    38           14.43             --          14.54          14.54
    39           14.12             --          14.23          14.23
    40           14.59             --          14.69          14.69
    41           14.03             --          14.13          14.13
    42           14.41             --          14.51          14.51
    43           13.86             --          13.96          13.96
    44           13.81             --          13.94          13.94

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   A-1mz Cap (%)   A-2a Cap (%)   A-2b Cap (%)   A-2c Cap (%)
------   -------------   ------------   ------------   ------------
          Actual/360      Actual/360     Actual/360     Actual/360

    45           14.67             --          14.83          14.83
    46           14.24             --          14.38          14.38
    47           14.71             --          14.86          14.86
    48           14.23             --          14.38          14.38
    49           14.23             --          14.37          14.37
    50           15.75             --          15.91          15.91
    51           14.38             --          14.53          14.53
    52           14.86             --          15.02          15.02
    53           14.38             --          14.54          14.54
    54           14.85             --          15.02          15.02
    55           14.37             --          14.53          14.53
    56           14.37             --          14.53          14.53
    57           15.00             --          15.20          15.20
    58           14.52             --          14.72          14.72
    59           15.00             --          15.20          15.20
    60           14.51             --          14.71          14.71
    61           14.51             --          14.70          14.70
    62           16.06             --          16.27          16.27
    63           14.51             --          14.71          14.71
    64           14.98             --          15.19          15.19
    65           14.50             --          14.70          14.70
    66           14.97             --          15.19          15.19
    67           14.49             --          14.69          14.69
    68           14.48             --          14.69          14.69
    69           14.97             --          15.19          15.19
    70           14.48             --          14.69          14.69
    71           14.96             --          15.18          15.18
    72           14.47             --          14.69          14.69
    73           14.46             --          14.68          14.68
    74           16.01             --          16.25          16.25
    75           14.46             --          14.69          14.69
    76           14.94             --          15.17          15.17
    77           14.45             --          14.68          14.68
    78           14.93             --          15.16          15.16
    79           14.44             --             --          14.67
    80           14.44             --             --          14.67
    81           14.92             --             --          15.16
    82           13.65             --             --          13.88
    83           12.70             --             --          12.95
    84           12.31             --             --          12.55
    85           12.33             --             --          12.56
    86           13.20             --             --          13.45
    87           12.37             --             --          12.60
    88           12.80             --             --          13.04
    89           12.41             --             --          12.64
    90           12.84             --             --          13.09

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   A-1mz Cap (%)   A-2a Cap (%)   A-2b Cap (%)   A-2c Cap (%)
------   -------------   ------------   ------------   ------------
          Actual/360      Actual/360     Actual/360     Actual/360

    91           12.45             --             --          12.69
    92           12.47             --             --          12.71
    93           12.91             --             --          13.16
    94           12.52             --             --          12.76
    95           12.96             --             --          13.21
    96           12.57             --             --          12.81
    97           12.60             --             --          12.83
    98           13.98             --             --          14.24
    99           12.65             --             --          12.89
   100           13.10             --             --          13.35
   101           12.71             --             --          12.95
   102           13.17             --             --          13.41
   103           12.77             --             --          13.01
   104           12.81             --             --          13.05
   105           13.27             --             --          13.52
   106           12.87             --             --          13.11
   107           13.34             --             --          13.59
   108           12.95             --             --          13.19
   109           12.98             --             --          13.23
   110           14.42             --             --          14.69
   111           13.06             --             --          13.31
   112           13.54             --             --          13.79
   113           13.15             --             --          13.39
   114           13.63             --             --          13.88
   115           13.24             --             --          13.48
   116           13.29             --             --          13.53
   117           13.78             --             --          14.03
   118           13.38             --             --          13.63
   119           13.88             --             --          14.14
   120           13.49             --             --          13.73
   121           13.54             --             --          13.79
   122           15.06             --             --          15.33
   123           13.66             --             --          13.90
   124           14.17             --             --          14.43
   125           13.78             --             --          14.02
   126           14.30             --             --          14.55
   127           13.90             --             --          14.15
   128           13.97             --             --          14.22
   129           14.51             --             --          14.76
   130           14.11             --             --          14.36
   131           14.66             --             --          14.91
   132           14.26             --             --          14.50
   133           14.34             --             --          14.58
   134           15.41             --             --          15.67
   135           14.50             --             --          14.74
   136           15.07             --             --          15.32

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   A-1mz Cap (%)   A-2a Cap (%)   A-2b Cap (%)   A-2c Cap (%)
------   -------------   ------------   ------------   ------------
          Actual/360      Actual/360     Actual/360     Actual/360

   137           14.67             --             --          14.91
   138           15.25             --             --          15.50
   139           14.85             --             --          15.09
   140           14.94             --             --          15.19
   141           15.54             --             --          15.79
   142           15.14             --             --          15.39
   143           15.75             --             --          16.00
   144           15.35             --             --          15.59
   145           15.45             --             --          15.70
   146           17.23             --             --          17.51
   147           15.68             --             --          15.93
   148           16.33             --             --          16.58
   149           15.92             --             --          16.17
   150           16.58             --             --          16.84
   151           16.18             --             --          16.42
   152           16.31             --             --          16.56
   153           16.99             --             --          17.25
   154           16.59             --             --          16.83
   155           17.29             --             --          17.55
   156           16.88             --             --          17.13
   157           17.03             --             --          17.28
   158           19.03             --             --          19.31
   159           17.35             --             --          17.60
   160           18.10             --             --          18.36
   161           17.69             --             --          17.94
   162           18.56             --             --          18.82
   163           18.27             --             --          18.52
   164           18.59             --             --          18.84
   165           19.57             --             --          19.83
   166           19.31             --             --          19.56
   167           20.37             --             --          20.63
   168           20.14             --             --          20.39
   169           20.60             --             --          20.85
   170           23.36             --             --          23.63
   171           21.64             --             --          21.88
   172           22.96             --             --          23.22
   173           22.87             --             --          23.12
   174           24.36             --             --          24.62
   175           24.33             --             --          24.58
   176           25.24             --             --          25.49
   177           29.05             --             --          29.29
   178           29.78             --             --          30.01
   179           32.36             --             --          32.60
   180           32.98             --             --          33.21
   181           34.89             --             --          35.12
   182           39.66             --             --          39.91

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   A-1mz Cap (%)   A-2a Cap (%)   A-2b Cap (%)   A-2c Cap (%)
------   -------------   ------------   ------------   ------------
          Actual/360      Actual/360     Actual/360     Actual/360

   183           39.70             --             --          39.93
   184           44.20             --             --          44.44
   185           46.48             --             --             --
   186           52.73             --             --             --
   187           56.74             --             --             --
   188           64.15             --             --             --
   189           76.60             --             --             --
   190           88.27             --             --             --
   191          113.54             --             --             --
   192          146.93             --             --             --
   193          225.20             --             --             --
   194          871.01             --             --             --
   195              --             --             --             --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
     0            --            --            --            --            --            --            --            --            --
     1          9.89          9.89          9.89          9.89          9.89          9.89          9.89          9.89          9.89
     2          9.89          9.89          9.89          9.89          9.89          9.89          9.89          9.89          9.89
     3          9.21          9.21          9.21          9.21          9.21          9.21          9.21          9.21          9.21
     4          9.44          9.44          9.44          9.44          9.44          9.44          9.44          9.44          9.44
     5          9.22          9.22          9.22          9.22          9.22          9.22          9.22          9.22          9.22
     6          9.44          9.44          9.44          9.44          9.44          9.44          9.44          9.44          9.44
     7          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23
     8          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23
     9          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47
    10          9.25          9.25          9.25          9.25          9.25          9.25          9.25          9.25          9.25
    11          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
    12          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
    13          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
    14          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97
    15          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28
    16          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50
    17          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28
    18          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50
    19          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28
    20          9.42          9.42          9.42          9.42          9.42          9.42          9.42          9.42          9.42
    21          9.60          9.60          9.60          9.60          9.60          9.60          9.60          9.60          9.60
    22          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46
    23          9.75          9.75          9.75          9.75          9.75          9.75          9.75          9.75          9.75
    24          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47
    25          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47          9.47
    26         10.41         10.41         10.41         10.41         10.41         10.41         10.41         10.41         10.41
    27          9.64          9.64          9.64          9.64          9.64          9.64          9.64          9.64          9.64
    28         10.01         10.01         10.01         10.01         10.01         10.01         10.01         10.01         10.01
    29          9.71          9.71          9.71          9.71          9.71          9.71          9.71          9.71          9.71
    30         10.01         10.01         10.01         10.01         10.01         10.01         10.01         10.01         10.01
    31          9.71          9.71          9.71          9.71          9.71          9.71          9.71          9.71          9.71
    32          9.76          9.76          9.76          9.76          9.76          9.76          9.76          9.76          9.76
    33         10.39         10.39         10.39         10.39         10.39         10.39         10.39         10.39         10.39
    34         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14
    35         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48
    36         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14
    37         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14
    38         10.89         10.89         10.89         10.89         10.89         10.89         10.89         10.89         10.89
    39         10.85         10.85         10.85         10.85         10.85         10.85         10.85         10.85         10.85
    40         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29
    41         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93
    42         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29
    43         10.92         10.92         10.92         10.92         10.92         10.92         10.92         10.92         10.92
    44         10.96         10.96         10.96         10.96         10.96         10.96         10.96         10.96         10.96
    45         11.72         11.72         11.72         11.72         11.72         11.72         11.72         11.72         11.72

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    46         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38
    47         11.76         11.76         11.76         11.76         11.76         11.76         11.76         11.76         11.76
    48         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38
    49         11.37         11.37         11.37         11.37         11.37         11.37         11.37         11.37         11.37
    50         12.59         12.59         12.59         12.59         12.59         12.59         12.59         12.59         12.59
    51         11.52         11.52         11.52         11.52         11.52         11.52         11.52         11.52         11.52
    52         11.91         11.91         11.91         11.91         11.91         11.91         11.91         11.91         11.91
    53         11.52         11.52         11.52         11.52         11.52         11.52         11.52         11.52         11.52
    54         11.90         11.90         11.90         11.90         11.90         11.90         11.90         11.90         11.90
    55         11.51         11.51         11.51         11.51         11.51         11.51         11.51         11.51         11.51
    56         11.51         11.51         11.51         11.51         11.51         11.51         11.51         11.51         11.51
    57         12.05         12.05         12.05         12.05         12.05         12.05         12.05         12.05         12.05
    58         11.67         11.67         11.67         11.67         11.67         11.67         11.67         11.67         11.67
    59         12.05         12.05         12.05         12.05         12.05         12.05         12.05         12.05         12.05
    60         11.66         11.66         11.66         11.66         11.66         11.66         11.66         11.66         11.66
    61         11.65         11.65         11.65         11.65         11.65         11.65         11.65         11.65         11.65
    62         12.90         12.90         12.90         12.90         12.90         12.90         12.90         12.90         12.90
    63         11.66         11.66         11.66         11.66         11.66         11.66         11.66         11.66         11.66
    64         12.04         12.04         12.04         12.04         12.04         12.04         12.04         12.04         12.04
    65         11.65         11.65         11.65         11.65         11.65         11.65         11.65         11.65         11.65
    66         12.03         12.03         12.03         12.03         12.03         12.03         12.03         12.03         12.03
    67         11.64         11.64         11.64         11.64         11.64         11.64         11.64         11.64         11.64
    68         11.63         11.63         11.63         11.63         11.63         11.63         11.63         11.63         11.63
    69         12.03         12.03         12.03         12.03         12.03         12.03         12.03         12.03         12.03
    70         11.63         11.63         11.63         11.63         11.63         11.63         11.63         11.63         11.63
    71         12.02         12.02         12.02         12.02         12.02         12.02         12.02         12.02         12.02
    72         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62
    73         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62
    74         12.86         12.86         12.86         12.86         12.86         12.86         12.86         12.86         12.86
    75         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62         11.62
    76         12.00         12.00         12.00         12.00         12.00         12.00         12.00         12.00         12.00
    77         11.61         11.61         11.61         11.61         11.61         11.61         11.61         11.61         11.61
    78         11.99         11.99         11.99         11.99         11.99         11.99         11.99         11.99         11.99
    79         11.60         11.60         11.60         11.60         11.60         11.60         11.60         11.60         11.60
    80         11.60         11.60         11.60         11.60         11.60         11.60         11.60         11.60         11.60
    81         11.99         11.99         11.99         11.99         11.99         11.99         11.99         11.99         11.99
    82         11.59         11.59         11.59         11.59         11.59         11.59         11.59         11.59         11.59
    83         11.98         11.98         11.98         11.98         11.98         11.98         11.98         11.98         11.98
    84         11.59         11.59         11.59         11.59         11.59         11.59         11.59         11.59         11.59
    85         11.58         11.58         11.58         11.58         11.58         11.58         11.58         11.58         11.58
    86         12.38         12.38         12.38         12.38         12.38         12.38         12.38         12.38         12.38
    87         11.57         11.57         11.57         11.57         11.57         11.57         11.57         11.57         11.57
    88         11.95         11.95         11.95         11.95         11.95         11.95         11.95         11.95         11.95
    89         11.56         11.56         11.56         11.56         11.56         11.56         11.56         11.56         11.56
    90         11.94         11.94         11.94         11.94         11.94         11.94         11.94         11.94         11.94
    91         11.55         11.55         11.55         11.55         11.55         11.55         11.55         11.55         11.55
    92         11.55         11.55         11.55         11.55         11.55         11.55         11.55         11.55         11.55

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    93         11.93         11.93         11.93         11.93         11.93         11.93         11.93         11.93         11.93
    94         11.54         11.54         11.54         11.54         11.54         11.54         11.54         11.54         11.54
    95         11.92         11.92         11.92         11.92         11.92         11.92         11.92         11.92         11.92
    96         11.53         11.53         11.53         11.53         11.53         11.53         11.53         11.53         11.53
    97         11.53         11.53         11.53         11.53         11.53         11.53         11.53         11.53            --
    98         12.76         12.76         12.76         12.76         12.76         12.76         12.76         12.76            --
    99         11.52         11.52         11.52         11.52         11.52         11.52         11.52         11.52            --
   100         11.90         11.90         11.90         11.90         11.90         11.90         11.90         11.90            --
   101         11.51         11.51         11.51         11.51         11.51         11.51         11.51         11.51            --
   102         11.89         11.89         11.89         11.89         11.89         11.89         11.89         11.89            --
   103         11.50         11.50         11.50         11.50         11.50         11.50         11.50         11.50            --
   104         11.50         11.50         11.50         11.50         11.50         11.50         11.50         11.50            --
   105         11.87         11.87         11.87         11.87         11.87         11.87         11.87         11.87            --
   106         11.49         11.49         11.49         11.49         11.49         11.49         11.49            --            --
   107         11.86         11.86         11.86         11.86         11.86         11.86         11.86            --            --
   108         11.48         11.48         11.48         11.48         11.48         11.48         11.48            --            --
   109         11.47         11.47         11.47         11.47         11.47         11.47         11.47            --            --
   110         12.70         12.70         12.70         12.70         12.70         12.70         12.70            --            --
   111         11.46         11.46         11.46         11.46         11.46         11.46         11.46            --            --
   112         11.84         11.84         11.84         11.84         11.84         11.84         11.84            --            --
   113         11.45         11.45         11.45         11.45         11.45         11.45         11.45            --            --
   114         11.83         11.83         11.83         11.83         11.83         11.83         11.83            --            --
   115         11.45         11.45         11.45         11.45         11.45         11.45         11.45            --            --
   116         11.44         11.44         11.44         11.44         11.44         11.44            --            --            --
   117         11.82         11.82         11.82         11.82         11.82         11.82            --            --            --
   118         11.43         11.43         11.43         11.43         11.43         11.43            --            --            --
   119         11.81         11.81         11.81         11.81         11.81         11.81            --            --            --
   120         11.42         11.42         11.42         11.42         11.42         11.42            --            --            --
   121         11.42         11.42         11.42         11.42         11.42         11.42            --            --            --
   122         12.64         12.64         12.64         12.64         12.64         12.64            --            --            --
   123         11.41         11.41         11.41         11.41         11.41         11.41            --            --            --
   124         11.79         11.79         11.79         11.79         11.79         11.79            --            --            --
   125         11.40         11.40         11.40         11.40         11.40            --            --            --            --
   126         11.78         11.78         11.78         11.78         11.78            --            --            --            --
   127         11.39         11.39         11.39         11.39         11.39            --            --            --            --
   128         11.39         11.39         11.39         11.39         11.39            --            --            --            --
   129         11.76         11.76         11.76         11.76         11.76            --            --            --            --
   130         11.38         11.38         11.38         11.38         11.38            --            --            --            --
   131         11.75         11.75         11.75         11.75         11.75            --            --            --            --
   132         11.37         11.37         11.37         11.37         11.37            --            --            --            --
   133         11.36         11.36         11.36         11.36            --            --            --            --            --
   134         12.14         12.14         12.14         12.14            --            --            --            --            --
   135         11.36         11.36         11.36         11.36            --            --            --            --            --
   136         11.73         11.73         11.73         11.73            --            --            --            --            --
   137         11.35         11.35         11.35         11.35            --            --            --            --            --
   138         11.72         11.72         11.72         11.72            --            --            --            --            --
   139         11.34         11.34         11.34         11.34            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   140         11.33         11.33         11.33            --            --            --            --            --            --
   141         11.71         11.71         11.71            --            --            --            --            --            --
   142         11.32         11.32         11.32            --            --            --            --            --            --
   143         11.70         11.70         11.70            --            --            --            --            --            --
   144         11.32         11.32         11.32            --            --            --            --            --            --
   145         11.31         11.31         11.31            --            --            --            --            --            --
   146         12.52         12.52            --            --            --            --            --            --            --
   147         11.30         11.30            --            --            --            --            --            --            --
   148         11.67         11.67            --            --            --            --            --            --            --
   149         11.29         11.29            --            --            --            --            --            --            --
   150         11.67         11.67            --            --            --            --            --            --            --
   151         11.28         11.28            --            --            --            --            --            --            --
   152         11.28         11.28            --            --            --            --            --            --            --
   153         11.65         11.65            --            --            --            --            --            --            --
   154         11.27            --            --            --            --            --            --            --            --
   155         11.64            --            --            --            --            --            --            --            --
   156         11.26            --            --            --            --            --            --            --            --
   157         11.26            --            --            --            --            --            --            --            --
   158         12.46            --            --            --            --            --            --            --            --
   159         11.25            --            --            --            --            --            --            --            --
   160         11.62            --            --            --            --            --            --            --            --
   161         11.24            --            --            --            --            --            --            --            --
   162            --            --            --            --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Senior Interest Rate Cap Schedules

                Group I Class A Cap                  Group II Class A Cap
        -----------------------------------  -----------------------------------
Period   Balance ($)    Strike %  Ceiling %   Balance ($)    Strike %  Ceiling %
------  --------------  --------  ---------  --------------  --------  ---------
     1  367,279,000.00      6.60       9.85  376,866,000.00      6.55       9.85
     2  356,573,185.20      6.60       9.85  365,215,956.77      6.55       9.85
     3  346,041,865.28      6.60       9.85  353,808,941.89      6.55       9.85
     4  335,680,306.50      6.60       9.85  342,638,991.07      6.55       9.85
     5  325,482,129.65      6.60       9.85  331,698,311.59      6.55       9.85
     6  315,442,446.83      6.60       9.85  320,979,920.79      6.55       9.85
     7  305,557,023.89      6.60       9.85  310,477,605.85      6.55       9.85
     8  295,822,124.60      6.60       9.85  300,185,791.84      6.55       9.85
     9  286,234,571.08      6.60       9.85  290,099,330.39      6.55       9.85
    10  276,792,370.56      6.70       9.85  280,214,408.82      6.65       9.85
    11  267,492,351.52      6.70       9.85  270,527,145.62      6.65       9.85
    12  258,333,774.69      6.70       9.85  261,035,531.69      6.65       9.85
    13  249,332,975.59      6.70       9.85  251,738,518.75      6.65       9.85
    14  240,565,027.86      6.70       9.85  242,686,975.53      6.65       9.85
    15  232,028,474.73      6.70       9.85  233,877,825.85      6.65       9.85
    16  223,717,875.29      6.80       9.85  225,305,583.48      6.75       9.85
    17  215,626,646.81      6.80       9.85  216,963,542.26      6.75       9.85
    18  207,748,941.21      6.80       9.85  208,845,375.36      6.75       9.85
    19  200,079,111.99      6.80       9.85  200,944,954.61      6.75       9.85
    20  192,611,662.36      6.80       9.85  193,256,458.64      6.75       9.85
    21  185,340,558.95      8.65       9.85  185,778,483.33      8.65       9.85
    22  178,273,589.56      8.65       9.85  178,522,642.88      8.65       9.85
    23  171,382,071.94      8.65       9.85  171,453,686.87      8.65       9.85
    24  164,671,670.86      8.65       9.85  164,573,765.15      8.65       9.85
    25  158,138,164.19      8.65       9.85  157,877,877.82      8.65       9.85
    26  151,776,881.37      8.65       9.85  151,361,113.38      8.65       9.85
    27  145,583,275.46      9.40       9.85  145,018,671.51      9.40       9.85
    28  139,552,919.84      9.40       9.85  138,845,890.56      9.40       9.85
    29  133,681,505.06      9.40       9.85  132,838,233.63      9.40       9.85
    30  127,964,835.68      9.40       9.85  126,991,285.18      9.40       9.85
    31  122,398,827.28      9.40       9.85  121,300,747.83      9.40       9.85
    32  116,979,503.50      9.40       9.85  115,762,464.61      9.40       9.85
    33              --        --         --              --        --         --


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Subordinate Interest Rate Cap Schedules

                    Class M Cap                          Class B Cap
        -----------------------------------  -----------------------------------
Period   Balance ($)    Strike %  Ceiling %   Balance ($)    Strike %  Ceiling %
------  --------------  --------  ---------  --------------  --------  ---------
     1  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     2  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     3  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     4  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     5  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     6  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     7  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     8  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
     9  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    10  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    11  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    12  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    13  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    14  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    15  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    16  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    17  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    18  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    19  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    20  119,538,000.00      6.00       8.65   28,744,000.00      4.85       7.50
    21  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    22  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    23  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    24  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    25  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    26  119,538,000.00      7.80       8.90   28,744,000.00      6.65       7.75
    27  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    28  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    29  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    30  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    31  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    32  119,538,000.00      8.45       9.15   28,744,000.00      7.30       8.00
    33              --        --         --              --        --         --


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 29

                                 Morgan Stanley
                                  MSHEL 2005-1
                                   All records

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 6,493
Aggregate Principal Balance ($): 912,502,053
Weighted Average Current Mortgage Rate (%): 7.277
Non-Zero Weighted Average Margin (%): 6.559
Non-Zero Weighted Average Maximum Rate (%): 13.894
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 81.66
% First Liens: 96.32
% Owner Occupied: 96.80
% Purchase: 56.33
% Full Doc: 58.15
Non-Zero Weighted Average Credit Score: 636

2. Originator

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Originator                                                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
First NLC                                                     1,804  265,023,044      29.04     7.594        352     81.29       628
Meritage                                                        825  106,894,760      11.71     7.303        349     82.66       645
MILA                                                          2,055  280,045,651      30.69     7.277        353     81.54       637
Wilmington                                                    1,809  260,538,598      28.55     6.944        344     81.75       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

3. Product Types

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed - 10 Year                                                   4      221,102       0.02     7.696        116     75.50       612
Fixed - 15 Year                                                  64    5,842,022       0.64     7.259        175     73.95       628
Fixed - 20 Year                                                  65    3,994,501       0.44     8.299        236     87.99       644
Fixed - 25 Year                                                   4      503,376       0.06     7.331        296     86.13       627
Fixed - 30 Year                                                 910  109,135,642      11.96     7.625        356     82.00       636
Interest Only Fixed - 30 Year                                    25    5,407,174       0.59     6.688        356     79.86       648
Balloon - 15/30                                                 555   23,042,590       2.53    10.433        176     98.11       660
ARM - 6 Month                                                   152   22,369,799       2.45     6.132        355     82.65       632
ARM - 2 Year/6 Month                                          2,693  373,571,900      40.94     7.346        356     81.98       628
ARM - 3 Year/6 Month                                            858  123,715,894      13.56     7.593        356     79.25       609
ARM - 5 Year/6 Month                                             26    3,627,096       0.40     6.977        356     77.31       648
Interest Only ARM - 2 Year/6 Month                              938  196,130,665      21.49     6.624        356     80.91       657
Interest Only ARM - 3 Year/6 Month                              172   40,336,714       4.42     6.792        356     79.92       666
Interest Only ARM - 5 Year/6 Month                               27    4,603,579       0.50     6.786        356     81.98       687
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

4. Range of Gross Interest Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
4.000 - 4.999                                                    28    5,806,301       0.64     4.674        355     80.45       667
5.000 - 5.999                                                   486  103,209,265      11.31     5.719        355     79.58       670
6.000 - 6.999                                                 2,005  347,655,614      38.10     6.594        354     79.72       647
7.000 - 7.999                                                 1,782  262,396,325      28.76     7.466        354     82.07       627
8.000 - 8.999                                                   962  112,289,228      12.31     8.437        353     83.42       604
9.000 - 9.999                                                   528   47,278,546       5.18     9.470        331     84.49       595
10.000 - 10.999                                                 387   20,372,952       2.23    10.529        274     92.66       633
11.000 - 11.999                                                 186    8,320,581       0.91    11.446        278     98.55       650
12.000 - 12.999                                                  83    3,699,077       0.41    12.364        305     99.19       635
13.000 - 13.999                                                  23      736,467       0.08    13.480        208     99.20       653
14.000 - 14.999                                                  21      695,742       0.08    14.379        245     99.70       633
15.000 - 15.999                                                   2       41,954       0.00    15.092        193    100.00       610
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 4.100
Maximum: 15.125
Weighted Average: 7.277

5. Range of Cut-off Date Principal Balances ($)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
1 - 25,000                                                      171    3,237,423       0.35    11.014        201     99.57       654
25,001 - 50,000                                                 592   22,787,172       2.50     9.934        272     90.53       642
50,001 - 75,000                                                 847   53,748,716       5.89     8.499        330     84.27       626
75,001 - 100,000                                                929   81,635,922       8.95     7.716        347     81.87       624
100,001 - 125,000                                               914  102,444,335      11.23     7.423        353     81.57       626
125,001 - 150,000                                               748  102,710,858      11.26     7.347        353     81.25       628
150,001 - 175,000                                               542   87,803,911       9.62     7.209        353     81.16       628
175,001 - 200,000                                               427   80,102,645       8.78     7.118        356     80.84       629
200,001 - 225,000                                               319   67,708,235       7.42     6.894        355     80.94       636
225,001 - 250,000                                               235   55,654,111       6.10     7.020        354     80.34       638
250,001 - 275,000                                               194   50,740,634       5.56     6.853        354     81.90       646
275,001 - 300,000                                               153   43,921,013       4.81     6.807        356     80.69       644
300,001 - 325,000                                                95   29,586,311       3.24     6.664        356     81.55       652
325,001 - 350,000                                                94   31,818,450       3.49     6.749        356     81.19       650
350,001 - 375,000                                                65   23,509,368       2.58     6.793        353     81.50       645
375,001 - 400,000                                                61   23,836,338       2.61     6.613        356     80.68       655
400,001 - 425,000                                                20    8,263,385       0.91     6.424        357     80.16       665
425,001 - 450,000                                                21    9,200,078       1.01     6.671        356     80.88       645
450,001 - 475,000                                                17    7,913,766       0.87     6.721        356     82.93       688
475,001 - 500,000                                                30   14,827,693       1.62     6.596        356     78.98       684
500,001 - 750,000                                                19   11,051,689       1.21     6.733        356     80.63       656
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 9,988
Maximum: 660,000
Average: 140,536

6. Stated Original Term (months)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
120                                                               4      221,102       0.02     7.696        116     75.50       612
180                                                             620   29,021,367       3.18     9.778        176     93.24       653
240                                                              65    3,994,501       0.44     8.299        236     87.99       644
300                                                               4      503,376       0.06     7.331        296     86.13       627
360                                                           5,800  878,761,707      96.30     7.189        356     81.25       635
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 120
Maximum: 360
Weighted Average: 354

7. Range of Stated Remaining Terms (months)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                    Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
109 - 120                                                         4      221,102       0.02     7.696        116     75.50       612
169 - 180                                                       620   29,021,367       3.18     9.778        176     93.24       653
229 - 240                                                        65    3,994,501       0.44     8.299        236     87.99       644
289 - 300                                                         4      503,376       0.06     7.331        296     86.13       627
337 - 348                                                         5      633,246       0.07     7.117        347     81.19       662
349 - 360                                                     5,795  878,128,461      96.23     7.189        356     81.25       635
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 115
Maximum: 358
Weighted Average: 350

8. Range of Combined Original LTV Ratios (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)                   Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
15.01 - 20.00                                                     2      127,715       0.01     8.198        357     15.82       639
20.01 - 25.00                                                     1       30,449       0.00     6.875        358     21.03       607
25.01 - 30.00                                                    12    1,126,050       0.12     7.310        313     27.31       607
30.01 - 35.00                                                     6      602,803       0.07     7.604        356     33.94       577
35.01 - 40.00                                                    10    1,042,482       0.11     7.165        356     37.90       619
40.01 - 45.00                                                    14    1,988,293       0.22     7.060        336     42.87       594
45.01 - 50.00                                                    32    5,015,901       0.55     6.842        349     48.28       604
50.01 - 55.00                                                    33    5,316,321       0.58     6.787        352     52.97       596
55.01 - 60.00                                                    64   10,149,890       1.11     7.109        346     57.95       598
60.01 - 65.00                                                    98   16,399,409       1.80     6.917        354     63.65       613
65.01 - 70.00                                                   160   26,527,951       2.91     7.023        353     68.46       605
70.01 - 75.00                                                   273   44,955,732       4.93     7.147        352     73.76       610
75.01 - 80.00                                                 3,285  496,844,283      54.45     6.999        355     79.84       645
80.01 - 85.00                                                   610   89,775,645       9.84     7.365        353     84.38       604
85.01 - 90.00                                                   716  116,526,034      12.77     7.420        353     89.49       629
90.01 - 95.00                                                   275   42,288,211       4.63     7.546        351     94.66       656
95.01 - 100.00                                                  902   53,784,884       5.89     9.645        285     99.85       664
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 15.79
Maximum: 100.00
Weighted Average: 81.66

9. Range of Gross Margins (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
<= 3.500                                                          3      411,550       0.05     6.231        354     80.00       700
3.501 - 4.000                                                    10    2,505,913       0.27     5.256        356     84.02       693
4.001 - 4.500                                                    52   10,830,077       1.19     5.446        356     78.66       660
4.501 - 5.000                                                   163   31,455,391       3.45     5.881        356     78.99       660
5.001 - 5.500                                                   359   68,598,171       7.52     6.075        356     79.83       664
5.501 - 6.000                                                   763  131,803,460      14.44     6.560        356     80.25       647
6.001 - 6.500                                                   925  153,619,959      16.84     6.739        356     80.64       649
6.501 - 7.000                                                   900  142,037,980      15.57     7.208        356     81.10       632
7.001 - 7.500                                                   636   94,473,119      10.35     7.721        356     82.83       625
7.501 - 8.000                                                   439   61,108,147       6.70     8.231        356     83.49       605
8.001 - 8.500                                                   247   28,698,999       3.15     8.695        356     83.66       591
8.501 - 9.000                                                   192   22,045,563       2.42     9.253        356     81.82       572
9.001 - 9.500                                                   127   12,501,750       1.37     9.656        356     81.03       565
9.501 - 10.000                                                   38    3,536,580       0.39    10.196        356     80.86       575
>10.000                                                          12      728,986       0.08    10.501        356     78.50       566
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 1.000
Maximum: 10.750
Non-Zero Weighted Average: 6.559

10. Range of Minimum Mortgage Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
<=5.000                                                          33    7,036,681       0.77     4.731        355     81.61       663
5.001 - 5.500                                                   113   23,559,902       2.58     5.359        356     79.40       670
5.501 - 6.000                                                   372   78,654,162       8.62     5.847        356     79.74       666
6.001 - 6.500                                                   671  121,255,282      13.29     6.344        356     79.14       653
6.501 - 7.000                                                 1,089  184,902,663      20.26     6.812        356     80.40       642
7.001 - 7.500                                                   768  118,271,735      12.96     7.303        356     82.00       632
7.501 - 8.000                                                   661   98,345,744      10.78     7.782        356     82.93       621
8.001 - 8.500                                                   404   49,110,000       5.38     8.291        356     83.32       604
8.501 - 9.000                                                   346   41,559,199       4.55     8.783        356     84.11       597
9.001 - 9.500                                                   182   20,112,587       2.20     9.270        356     82.32       584
9.501 - 10.000                                                  141   14,697,980       1.61     9.779        356     81.18       574
10.001 -10.500                                                   66    5,614,806       0.62    10.239        356     81.64       572
10.501 - 11.000                                                  16    1,014,554       0.11    10.736        356     80.89       575
11.001 - 11.500                                                   2      144,618       0.02    11.151        356     80.00       562
11.501 - 12.000                                                   1       42,184       0.00    11.750        354     90.00       593
12.001 - 12.500                                                   1       33,550       0.00    12.125        355     80.00       548
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 4.100
Maximum: 12.125
Non-Zero Weighted Average: 7.131

11. Range of Maximum Mortgage Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
<= 12.500                                                       535  103,811,757      11.38     5.873        356     79.22       663
12.501 - 13.000                                                 587  112,556,333      12.33     6.402        356     80.41       642
13.001 - 13.500                                                 571  100,083,979      10.97     6.537        356     80.39       644
13.501 - 14.000                                                 806  132,040,522      14.47     6.902        356     80.99       646
14.001 - 14.500                                                 648   99,583,164      10.91     7.319        356     81.57       636
14.501 - 15.000                                                 586   86,943,961       9.53     7.796        356     82.35       624
15.001 - 15.500                                                 388   47,141,997       5.17     8.295        356     83.32       605
15.501 - 16.000                                                 337   40,601,358       4.45     8.789        356     83.90       596
16.001 - 16.500                                                 183   20,242,552       2.22     9.261        356     82.28       584
16.501 - 17.000                                                 139   14,500,310       1.59     9.778        356     80.92       573
17.001 - 17.500                                                  66    5,614,806       0.62    10.239        356     81.64       572
17.501 - 18.000                                                  16    1,014,554       0.11    10.736        356     80.89       575
18.001 - 18.500                                                   2      144,618       0.02    11.151        356     80.00       562
18.501 - 19.000                                                   1       42,184       0.00    11.750        354     90.00       593
19.001 - 19.500                                                   1       33,550       0.00    12.125        355     80.00       548
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 10.370
Maximum: 19.125
Non-Zero Weighted Average: 13.894

12. Initial Periodic Cap (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                    Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
1                                                               122   17,766,166       1.95     6.218        356     82.61       630
2                                                               190   43,868,848       4.81     6.352        357     80.70       656
3                                                             4,554  702,720,633      77.01     7.203        356     81.14       634
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.896

13. Subsequent Periodic Cap (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
1                                                             4,218  665,679,850      72.95     7.132        356     81.04       633
1.5                                                             648   98,675,796      10.81     7.122        357     81.92       645
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.065

14. Next Rate Adjustment Dates

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                              1,627  148,146,407      16.24     8.030        317     84.28       640
Feb-05                                                           61    8,678,460       0.95     6.332        355     84.14       631
Mar-05                                                           50    7,861,824       0.86     5.946        356     81.38       632
Apr-05                                                           22    2,798,863       0.31     6.687        357     81.95       608
Jun-05                                                            2      325,822       0.04     6.998        353     88.05       699
Jul-05                                                           17    2,704,830       0.30     5.355        354     81.60       652
Dec-05                                                            3      399,729       0.04     7.214        347     81.88       663
Jan-06                                                            2      233,517       0.03     6.951        348     80.00       659
Feb-06                                                            2      309,336       0.03     7.607        349     80.00       642
Apr-06                                                            3      247,727       0.03     5.875        351     80.00       616
May-06                                                            9    1,524,803       0.17     6.585        352     80.98       654
Jun-06                                                           62    8,711,855       0.95     6.649        353     81.59       643
Jul-06                                                          170   24,488,347       2.68     7.078        354     82.04       642
Aug-06                                                          747  115,103,177      12.61     7.116        355     81.57       645
Sep-06                                                        1,516  243,658,220      26.70     7.113        356     82.24       634
Oct-06                                                          781  124,162,576      13.61     7.067        357     80.41       635
Nov-06                                                          336   50,863,279       5.57     7.159        358     81.50       643
Feb-07                                                            1       95,245       0.01     7.850        349     80.00       642
Mar-07                                                            1      198,130       0.02     6.450        350     79.87       623
Apr-07                                                            2      269,618       0.03     5.393        351     87.70       592
May-07                                                            2       74,667       0.01     8.417        352     68.01       587
Jun-07                                                           15    2,683,396       0.29     5.991        353     80.46       662
Jul-07                                                           15    2,072,971       0.23     7.082        354     81.63       623
Aug-07                                                          146   22,885,813       2.51     7.244        355     79.19       636
Sep-07                                                          510   81,587,293       8.94     7.483        356     79.97       621
Oct-07                                                          328   52,518,880       5.76     7.441        357     78.39       619
Nov-07                                                           10    1,666,594       0.18     6.799        358     82.09       630
Aug-09                                                           13    2,190,377       0.24     6.517        355     80.41       692
Sep-09                                                           26    4,066,327       0.45     7.172        356     80.67       655
Oct-09                                                           10    1,479,386       0.16     6.746        357     77.09       684
Nov-09                                                            4      494,585       0.05     6.323        358     80.00       657
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

15. Geographic Distribution of Mortgaged Properties

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
California                                                    1,057  234,363,418      25.68     6.835        353     79.69       651
Illinois                                                        510   83,452,646       9.15     7.345        352     82.96       634
Florida                                                         605   73,186,965       8.02     7.551        346     81.85       627
Michigan                                                        394   43,323,674       4.75     7.911        353     82.69       625
Texas                                                           415   43,214,789       4.74     7.981        351     82.10       623
Maryland                                                        198   33,704,619       3.69     7.217        344     81.29       620
Ohio                                                            336   32,932,125       3.61     7.330        349     82.75       625
Arizona                                                         277   30,057,563       3.29     7.351        347     82.69       639
Virginia                                                        165   26,327,866       2.89     7.363        348     82.92       627
Washington                                                      166   24,493,372       2.68     6.969        352     81.51       641
Nevada                                                          140   22,397,225       2.45     7.089        352     80.22       634
Minnesota                                                       142   20,981,502       2.30     7.108        348     82.63       647
Missouri                                                        211   20,678,423       2.27     7.509        350     83.44       626
Massachusetts                                                   107   20,564,207       2.25     7.177        343     79.45       642
Colorado                                                        117   18,284,746       2.00     6.978        351     83.08       635
Other                                                         1,653  184,538,912      20.22     7.459        347     82.67       631
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Number of States/District of Columbia Represented: 48

16. Occupancy

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                                   Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Primary                                                       6,252  883,273,756      96.80     7.266        350     81.64       634
Investment                                                      228   27,601,428       3.02     7.626        352     81.93       676
Second Home                                                      13    1,626,869       0.18     7.018        340     84.49       686
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

17. Property Type

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Single Family Residence                                       5,192  714,188,688      78.27     7.287        350     81.69       632
Planned Unit Development                                        640   96,851,377      10.61     7.199        347     82.25       637
2-4 Family                                                      285   52,983,350       5.81     7.331        349     80.18       663
Condominium                                                     375   48,345,985       5.30     7.212        350     81.66       655
Manufactured Housing                                              1      132,653       0.01     9.375        355     85.00       579
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

18. Loan Purpose

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Purchase                                                      3,921  514,056,980      56.33     7.352        349     82.72       652
Refinance - Cashout                                           2,223  351,212,419      38.49     7.191        351     80.02       614
Refinance - Rate Term                                           349   47,232,654       5.18     7.094        348     82.28       619
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

19. Documentation Level

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Full Documentation                                            4,038  530,587,546      58.15     7.281        350     82.06       616
Stated Documentation                                          2,153  333,088,214      36.50     7.318        351     80.97       663
Limited Documentation                                           302   48,826,293       5.35     6.947        339     82.04       661
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

20. Credit Score

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
NA                                                                2      192,193       0.02     9.768        354     79.90         0
500 - 524                                                       122   15,797,948       1.73     8.413        353     75.04       512
525 - 549                                                       293   43,985,340       4.82     7.821        354     77.68       538
550 - 574                                                       628   80,066,583       8.77     8.045        354     79.39       563
575 - 599                                                       724   97,515,829      10.69     7.432        354     80.17       587
600 - 624                                                     1,119  145,564,976      15.95     7.345        348     82.15       612
625 - 649                                                     1,288  176,150,423      19.30     7.260        349     82.69       636
650 - 674                                                       943  138,248,421      15.15     6.993        350     82.23       661
675 - 699                                                       618   93,545,399      10.25     6.938        348     82.89       685
700 - 724                                                       349   53,895,632       5.91     6.892        346     82.75       711
725 - 749                                                       229   36,416,344       3.99     6.786        347     83.07       736
750 - 774                                                       128   21,639,525       2.37     6.726        350     83.48       760
775 - 799                                                        45    8,656,825       0.95     6.863        353     82.57       788
800 +                                                             5      826,616       0.09     6.165        350     83.03       809
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 636

21. Prepayment Penalty Term

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
0                                                               894  121,177,182      13.28     7.681        350     82.99       638
6                                                                 2      442,415       0.05     4.995        356     86.58       622
12                                                              466   68,842,033       7.54     7.508        351     82.05       643
21                                                               85   24,052,642       2.64     6.135        357     79.52       665
24                                                            2,924  417,897,598      45.80     7.101        351     81.90       636
33                                                                1      384,750       0.04     6.500        357     95.00       660
36                                                            1,791  234,304,577      25.68     7.486        347     80.85       631
48                                                                9      905,446       0.10     7.334        306     87.45       642
60                                                              321   44,495,409       4.88     7.014        339     80.32       626
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 28

22. Lien Position

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                    Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
1st Lien                                                      5,716  878,937,734      96.32     7.138        354     80.97       635
2nd Lien                                                        777   33,564,319       3.68    10.908        237     99.57       665
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

23. Interest Only Term

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                              of        Date        Date      Gross    Remaining  Combined  Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                          Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
0                                                             5,331  666,023,921      72.99     7.507        347     82.00       627
24                                                              565  110,748,457      12.14     6.656        356     80.89       658
36                                                               26    4,337,540       0.48     6.886        357     82.17       657
60                                                              571  131,392,135      14.40     6.649        356     80.57       659
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                        6,493  912,502,053     100.00     7.277        350     81.66       636

This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
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NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
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